UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 29, 2021

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market
Preferred Stock Purchase Rights	N/A	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2021, the Board of Directors of Mercury Systems, Inc. (the “Company”) authorized and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share (the “Company Common Stock”) of the Company. The dividend is payable to stockholders of record at the close of business on January 10, 2022 (the “Record Date”) (the shares of Company Common Stock issued and outstanding at a given time do not include treasury shares of the Company) and for each share of Company Common Stock which becomes issued and outstanding (including shares of Company Common Stock transferred from the Company’s treasury) thereafter and prior to the Distribution Date (as defined below). In connection with the grant of Rights and the adoption by the Board of Directors of the Company (the “Board of Directors”) of a stockholder rights plan, the Company entered into a Rights Agreement, dated as of December 27, 2021, between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”).

The Rights will initially trade with, and will be inseparable from, the shares of Company Common Stock. The Rights will not be evidenced by separate certificates until they become exercisable. As long as the Rights are attached to shares of Company Common Stock, the Company will issue one Right with each newly issued share of Company Common Stock or share of Company Common Stock issued from treasury so that each issued and outstanding share of Company Common Stock will have a Right attached. Following the Distribution Date (as defined below), separate certificates evidencing the Rights will be mailed to eligible holders of record of shares of Company Common Stock.

The Rights will become exercisable on the earlier of (i) the close of business on the tenth day following the first date of public announcement (or such earlier date as a majority of the Board of Directors shall determine that they have become aware) that a person or group (other than the Company, any subsidiary of the Company, any employee benefit plan maintained by the Company, any of its subsidiaries or any entity, trustee or fiduciary holding Company Common Stock for or pursuant to the terms of such plan) has acquired beneficial ownership of 7.5% (10% in the case of a passive institutional investor) or more of the then issued and outstanding shares of Company Common Stock (an “Acquiring Person”), or (ii) the close of business on the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer that would result in a person or group becoming the beneficial owner of 7.5% or more of the shares of Company Common Stock (the earlier of (i) and (ii) above being the “Distribution Date”). For purposes of the Rights Agreement, beneficial ownership by any person will include ownership of the shares underlying options, warrants, convertible securities, stock appreciation rights, swap agreements or other securities or contract rights or by counterparties under a derivatives contract to which such person is a party. Bona fide swaps dealers acting as counterparties in regular market participation (and not in creating swap deals to provide synthetic ownership of Company Common Stock) are exempted from such inclusion. The Rights Agreement also provides that if a stockholder’s beneficial ownership of shares of Company Common Stock as of the time of the public announcement of the rights plan and associated grant of Rights is at or above 7.5% (10% in the case of a passive institutional investor) of the then issued and outstanding shares of Company Common Stock, that stockholder’s then existing ownership percentage will be grandfathered, but the rights would become exercisable after the Distribution Date if at any time after such announcement the stockholder increases its ownership percentage by 0.001% or more of the Company Common Stock then outstanding. A person will not be deemed to be an Acquiring Person under the Rights Agreement if such person becomes the beneficial owner of 7.5% (10% in the case of a passive institutional investor) or more of the then issued and outstanding shares of Company Common Stock solely because of a change in the aggregate number of shares of Company Common Stock since the last date on which such person acquired beneficial ownership of any shares of Company Common Stock and who has not acquired beneficial ownership of any additional shares since the date on which such person became such a beneficial owner. In addition, a person will also not be deemed to be an Acquiring Person if it becomes the beneficial owner of 7.5% (10% in the case of a passive institutional investor) or more of the then issued and outstanding shares of Company Common Stock if the Board of Directors determines that such person has acquired such shares in the good faith belief that such acquisition would not cause such beneficial ownership to equal or exceed 7.5% (10% in the case of a passive institutional investor) or more of the then issued and outstanding shares of Company Common Stock or otherwise cause a Distribution Date to occur and such person has divested or divests within five business days of notice from the Company a sufficient number of shares of Company Common Stock to fall below 7.5% (10% in the case of a passive institutional investor) or terminate any applicable derivatives contract.

The Rights are not exercisable until the Distribution Date and will expire upon the earlier of the close of business on the first anniversary of the date of the Rights Agreement, the date on which the Rights are redeemed by the Company pursuant to the terms of the Rights Agreement (as described below), or the date on which the Rights are exchanged by the Company pursuant to the terms of the Rights Agreement (as described below).

Each Right entitles the registered holder thereof, subject to the terms of the Rights Agreement, to purchase from the Company one one-thousandth of a share (a “Unit”) of Series A Junior Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), at an exercise price of $279.60 per Unit, subject to adjustment.

Flip-in Feature: If a person or group becomes an Acquiring Person, then each Right will entitle its holder to purchase after the Distribution Date, at the Right’s then-current exercise price, Units of Preferred Stock (or, in certain circumstances, cash, assets or other securities of the Company) having a market value equal to twice the then-current market price per Unit of Preferred Stock. At such time, all Rights that are beneficially owned, or thereafter acquired, by any Acquiring Person or its affiliates or associates (or, under certain circumstances, a transferee thereof) will be null and void.

Flip-over Feature: If, after a person or group becomes an Acquiring Person, (i) the Company is acquired in a consolidation or merger and the Company is not the surviving corporation (other than, in certain circumstances, a merger of consolidation with a subsidiary of the Company) (ii) any person consolidates or merges with the Company and all or part of the shares of Company Common Stock are converted or exchanged for securities, cash or property of any other person, or (iii) 50% or more of the Company’s assets or earning power is sold or transferred, each Right (except Rights which previously have been voided as described above) will entitle its holder to receive, at the Right’s then-current exercise price, common stock of the person acquiring the Company (or its ultimate parent entity, as applicable) having a value equal to two times then-current market price per share of common stock of such person acquiring the Company (or its ultimate parent entity, as applicable).

Anti-Dilution Provisions. The Board of Directors shall have the right to adjust, among other things, the exercise price, as well as the number of Units of Preferred Stock issuable, and the number of outstanding Rights to prevent dilution that may occur from a share dividend, a share split, or a reclassification of the Preferred Stock.

Redemption. Prior to the expiration of the Rights Agreement or the close of business on the tenth day following the first date of public announcement of a person becoming an Acquiring Person or such earlier date as the Board of Directors determines that they have become aware of the existence of an Acquiring Person (such first date of public announcement or earlier date as determined by the Board of Directors, the “Stock Acquisition Date”), the Board of Directors may redeem all but not less than all of the Rights at a price of $0.01 per Right (as such amount may be adjusted to reflect any stock split, stock dividend or similar transaction, the “Redemption Price”), payable, at the election of the Board of Directors, in cash or shares of Company Common Stock. Once the Rights are redeemed, the Rights will terminate and the holders of Rights will only be entitled to receive the Redemption Price.

Exchange. At any time after any person or group becomes an Acquiring Person, the Board of Directors may, at its option, exchange some or all of the Rights for (i) one Unit per Right or (ii) such number of Units per Right as then equal (x) the difference between the aggregate market price of the number of Units to be received upon a person becoming an Acquiring Person and the then-current exercise price of the Rights, divided by (y) the then-current market price per Unit upon the earlier of (A) the date on which a person becomes an Acquiring Person and (B) the date on which a tender or exchange offer by any person (other than the Company, any subsidiary of the Company, any employee benefit plan maintained by the Company, any of its subsidiaries or any entity, trustee or fiduciary holding Company Common Stock for or pursuant to the terms of such plan) is commenced within the meaning of Rule 14d-2 promulgated under the Securities Exchange Act of 1934 or any successor rule, if upon consummation thereof such person would be the beneficial owner of 7.5% or more of the shares of Company Common Stock issued and outstanding. The Board of Directors is not permitted to exercise its option to exchange the Rights as described in clause (i) of the preceding sentence if any person or group (other than the Company, any subsidiary of the Company, any employee benefit plan maintained by the Company, any of its subsidiaries or any entity, trustee or fiduciary holding Company Common Stock for or pursuant to the terms of such plan), together with its affiliates and associates, becomes the beneficial owner of 50% or more of the then issued and outstanding shares of Company Common Stock.

Amendments. The Company may amend the Rights Agreement in any way at any time prior to the Distribution Date. After the Distribution Date, the Company may amend the Rights Agreement without the approval of Rights holders in order (a) to cure any ambiguity, (b) to correct or supplement any defective or inconsistent provision, (c) subject to certain exceptions, to shorten or lengthen any time period as permitted by the Rights Agreement or (d) subject to certain exceptions, to change or supplement the Rights Agreement in any manner that would not adversely affect the interests of Rights holders.

Preferred Stock Provisions. Each Unit of Preferred Stock, if issued:

•will entitle holders to certain dividend and liquidation payments;
•will not be redeemable;
•will entitle holders to one vote, voting together with shares of Company Common Stock;
•will entitle holders, if shares of Company Common Stock are exchanged via merger, consolidation, or a similar transaction, to a per share payment equal to the payment made on one share of Company Common Stock; and
•will be protected by customary anti-dilution provisions with respect to dividends, liquidation and voting rights, and in the event of mergers and consolidations.

Because of the nature of the Preferred Stock’s dividend and liquidation rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of Company Common Stock.

The Rights may have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire control of the Company on terms not approved by the Board of Directors. However, the Rights should not interfere with any transaction approved by the Board of Directors because (i) the Rights may be redeemed by the Board of Directors at a nominal price of $0.01 per Right at any time prior to the close of business on the tenth day following the Stock Acquisition Date, and (ii) the Rights Agreement may be amended prior to the Distribution Date so that it does not interfere with such merger or other business combination. Thus, the Rights are intended to encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Company’s Board of Directors. However, the effect of the Rights may be to discourage a third party from making a tender offer or otherwise attempting to obtain a substantial equity position in the equity securities of, or seeking to obtain control of, the Company. To the extent any potential acquirors are deterred by the Rights, the Rights may have the effect of preserving incumbent management in office.

The Rights Agreement between the Company and the Rights Agent is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit 4.1, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information disclosed under Item 1.01 above is incorporated by reference herein.

Following the issuance of the Preferred Stock upon exercise of the Rights and as more fully described in the Terms of Series A Junior Preferred Stock, which is included as Exhibit C to the Rights Agreement, the ability of the Company to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on shares of Company Common Stock or any other class or series of common stock of the Company ranking junior to the Preferred Stock and on any other class or series of stock of the Company ranking on parity with the Preferred Stock, will be subject to certain restrictions in the event that dividends or distributions payable on the Preferred Stock are in arrears.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 1.01 and Item 3.03 above is incorporated by reference herein.

In connection with the adoption of the Rights Agreement, the Board of Directors approved the Articles of Amendment to Restated Articles of Organization of the Company with respect to Preferred Stock establishing the Preferred Stock and the rights, preferences and privileges thereof. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit 3.1 Articles of Amendment to Restated Articles of Organization of Mercury Systems, Inc. relating to the designation of the Series A Junior Preferred Stock of Mercury Systems, Inc.

Exhibit 4.1 Rights Agreement, dated as of December 27, 2021, between Mercury Systems, Inc. and Computershare Trust Company, N.A., including the Form of Rights Certificate as Exhibit A thereof, the Form of Summary of Rights as Exhibit B thereof and the Form Articles of Amendment as Exhibit C thereof.

Exhibit 99.1 Press Release, dated December 28, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 2021	MERCURY SYSTEMS, INC.

	By:	/s/ Christopher C. Cambria
Christopher C. Cambria
Executive Vice President, General Counsel, and Secretary